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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 AMENDED REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934







Date of Report (Date of earliest event reported)              April 15, 1997
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                       AMERICAN PRECISION INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



  Delaware                              1-5601                   16-1284388
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(State or other jurisdiction         (Commission               (IRS Employer-
of incorporation)                    File Number)            Identification No.)



2777 Walden Avenue, Buffalo, New  York                               14225
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code           (716) 684-9700
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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              (a)  Financial Statements of Businesses Acquired
                   The Company is not required to file the financial statements of Schmidt-Bretten GmbH for the year ended December 31, 1996 pursuant to Rule 3-05(b) Regulation S-X since the acquisition does not fulfill the "significant subsidiary" criteria test pursuant to Rule 11-01(b) Regulation S-X. The acquisition of Schmidt-Bretten GmbH occurred after the Company's January 3, 1997 fiscal year end, and since the Company's Form 10-K was filed prior to the due date of the Form 8-K (including the 60 day extension), the acquisition of Schmidt-Bretten GmbH is not considered significant when evaluated relative to the Company's most recently completed fiscal year.

              (b)  Pro forma Financial Information
                   -------------------------------

                   The Company is not required to file pro forma financial information pursuant to Article 11 of Regulation S-X since the acquisition of Schmidt-Bretten GmbH does not fulfill the "significant subsidiary" criteria test. The acquisition of Schmidt-Bretten GmbH occurred after the Company's January 3, 1997 fiscal year end and since the Company's Form 10-K was filed prior to the due date of the Form 8-K (including the 60 day extension), the acquisition of Schmidt-Bretten GmbH is not considered significant when evaluated relative to the Company's most recently completed fiscal year.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          American Precision Industries Inc.
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                                          (Registrant)




Date:        April 15, 1997               /s/ John M. Murray
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                                          John M. Murray
                                          Vice President - Finance